LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED JUNE 1, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED JANUARY 28, 2022, OF

FRANKLIN S&P 500 INDEX FUND (THE “FUND”)

Effective June 1, 2022, the manager has agreed to further reduce or limit certain of the fund’s expenses. Therefore, the following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class D
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None
Small account fee[1]	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class D
Management fees	0.25	0.25
Distribution and/or service (12b-1) fees	0.20	None
Other expenses	0.14	0.15
Total annual fund operating expenses	0.59	0.40
Fees waived and/or expenses reimbursed[2]	(0.05)	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.54	0.34

[1]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.54% for Class A shares and 0.34% for Class D shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	55	184	325	734
Class D (with or without redemption at end of period)	35	123	219	500

Additionally, effective June 1, 2022, the section of the fund’s Prospectus entitled “More on fund management – Expense limitation” is deleted in its entirety and replaced with the following:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.54% for Class A shares and 0.34% for Class D shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Please retain this supplement for future reference.

FTXX905166

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